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USAA FIRST START GROWTH FUND
SUPPLEMENT DATED AUGUST 7, 2015
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2014

This Supplement updates certain information contained in the above-dated prospectus for the USAA First Start Growth Fund (the Fund).

The minimum initial purchase for the Fund has changed. The second paragraph of the “Purchase and Sale of Fund Shares” section on page 7 of the prospectus is hereby revised as follows:

Minimum initial purchase: $1,000 or $50 with a monthly systematic investment plan.

The “Purchases -MINIMUM INITIAL PURCHASE” section on page 24 of the prospectus is hereby revised as follows:

MINIMUM INITIAL PURCHASE
$1,000 or $50 with a monthly systematic investment plan. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98395-0815